                                                                   EXHIBIT 10(E)


                               GUARANTY AGREEMENT


     Guaranty Agreement, dated as of July 9, 1997, between AVEST, INC., a Delaware corporation, (the "Guarantor"), having an address at 205 Express Street, Plainview, New York, and FLEET NATIONAL BANK, a national banking association (the "Guaranteed Party" or "Lender"), having offices at One Landmark Square, Stamford, Connecticut 06901.


                               W I T N E S S E T H
                               -------------------

     WHEREAS, simultaneously with the execution and delivery of this Agreement, Astrex, Inc. (the "Borrower"), T.F. Cushing, Inc., a Massachusetts corporation, and the Guaranteed Party are executing and delivering a Credit and Security Agreement (as same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement") of even date herewith; and

     WHEREAS, it is a condition precedent to the Guaranteed Party extending any credit (or other financial accommodations) to the Borrower under the Credit Agreement that the Guarantor execute and deliver this Agreement; and

     WHEREAS, the Guarantor shall derive substantial and material benefits, financial and otherwise, from any extension of credit or other financial accommodation to the Borrower under the Credit Agreement, including, without limitation, the fact that loans under the Credit Agreement will enable the Borrower to make payments to the Guarantor under that certain Lease Agreement dated June 30, 1994 by and between Borrower and the Guarantor; and

     WHEREAS, the Borrower owns 100% of the capital stock of the Guarantor; and

     WHEREAS, the Guarantor benefits, financially and otherwise, from its relationship with the Borrower; and

     NOW THEREFORE, in consideration of the premises, and to induce the Guaranteed Party to make any extension of credit or other financial accommodation to the Borrower under the Credit Agreement, and in consideration of any other accommodations, financial or otherwise, given or to be given or continued by the Guaranteed Party to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which the parties hereto hereby acknowledge, the Guarantor and Guaranteed Party hereby agree as follows:

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                                      -2-


                                    GUARANTY

     A. GUARANTY. (a) The Guarantor unconditionally and absolutely guarantees to the Guaranteed Party the full and prompt payment and performance when due (whether at maturity or by reason of acceleration, demand, mandatory prepayment, the provisions of Section 1(b) below, or otherwise) of any and all of the Guaranteed Obligations (as hereinafter defined). "Guaranteed Obligations" shall mean all indebtedness, liabilities, and other obligations of the Borrower due or owing to, or in favor or for the benefit of, the Guaranteed Party, of every kind, nature and description, direct or indirect, absolute or contingent, independent, joint or several, due or not due, contractual or tortious, liquidated or unliquidated, arising by reason of any agreement, instrument or other document or by operation of law or otherwise, and whether now existing or hereafter arising, and whether or not incurred after other Guaranteed Obligations have been paid (whether in full or in part), and whether or not now contemplated, including without limitation all principal, interest, reimbursement obligations and costs and fees (including, without limitation, all attorneys' fees and disbursements), and all amounts owed pursuant to any indemnification provisions. The Guaranteed Obligations shall include, but shall not be limited to, (i) all present and future indebtedness, liabilities and other obligations under, arising out of or otherwise relating to the Credit Agreement, the Note (as defined in the Credit Agreement), or any other Financing Document (as defined in the Credit Agreement), including without limitation all principal, interest and costs and fees (including, without limitation, all attorneys' fees and disbursements) and also any and all overadvances or overdrafts.

    (b) In addition to, and not in any way in limitation of, any other event(s) or circumstance(s) pursuant to which any or all of the Guaranteed Obligations shall or may become due, all Guaranteed Obligations shall, for purposes of this Guaranty Agreement, be deemed and considered due upon any Act of Insolvency (as defined below). "Act of Insolvency" shall mean the commencement of any case, proceeding or other action, whether voluntary or involuntary, under any bankruptcy, insolvency, receivership, reorganization, liquidation, arrangement, composition, readjustment or similar law, whether state or federal, with respect to the Borrower, the Guarantor or any other Person (as defined in the Credit Agreement) liable for any or all of the Guaranteed Obligations, or the Borrower, Guarantor or any such Person shall make an assignment for the benefit of creditors, generally not be paying its debts when they become due or admit in writing such Person's inability to pay such Person's debts as they become due.

     2. DUE ON DEMAND; NO DEDUCTION IN CONNECTION WITH PAYMENT. All obligations of the Guarantor under Section 1 above are payable on demand by the Guaranteed Party, without the need to first take action against the Borrower or any other Person (as defined in the Credit Agreement) or any collateral. All payments due the Guaranteed Party hereunder (whether under Section 1 or otherwise), shall be made by the Guarantor without any deduction whatsoever, including, but not limited to, any deduction for any set-off, recoupment, or counterclaim.

     3. UNCONDITIONAL NATURE OF GUARANTOR'S OBLIGATIONS; NO RELEASE OF GUARANTOR; JOINT AND SEVERAL. (a) The Guarantor's obligations hereunder (i) are absolute and unconditional, and (ii) constitute a guaranty of payment and not merely a guaranty of collection. THE OBLIGATIONS OF THE GUARANTOR HEREUNDER SHALL NOT BE REDUCED, LIMITED OR TERMINATED, NOR SHALL THE GUARANTOR BE DISCHARGED FROM ANY

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                                      -3-


THEREOF, FOR ANY REASON WHATSOEVER (other than, subject to Section 5, the full payment and performance of the Guaranteed Obligations and termination of all credit facilities between the Lender and the Borrower), including, but not limited to, any or all of the following (and whether or not any or all of the following shall have occurred or failed to occur once or more than once or in whole or in part, and whether or not the Guarantor shall have received notice thereof or assented thereto):

          (i) any increase or decrease in principal or any interest rate, any extension, indulgence, postponement, renewal, waiver, amendment or other modification with respect to any of the Guaranteed Obligations or any agreement or instrument related thereto, or the taking or the omission of any of the actions referred to in any such agreement or instrument or otherwise;

          (ii) any addition, substitution, exchange, sale, surrender, or release of any collateral or other property;

          (iii) any failure, omission or delay (whether any of the foregoing is intentional or unintentional) to attach, grant, perfect or record any security interest, mortgage, assignment or other Lien (as defined in the Credit Agreement) in or on any collateral, or any failure to record any document;

          (iv) any failure, omission or delay (whether any of the foregoing is intentional or unintentional) in enforcing, assenting to or exercising any right, remedy or power;

          (v) any realization upon or other dealings with any collateral or other property;

          (vi) the addition, release (whether by contract, operation of law or otherwise), discharge, death, bankruptcy or insolvency of any Person primarily, secondarily or otherwise liable for any of the Guaranteed Obligations, or any settlement or compromise of any of the Guaranteed Obligations or with respect to any such Person;

          (vii) any direction of application of payment with respect to, or any subordination of the right to payment of or of any collateral for, any Guaranteed Obligations or for any guaranty of same; or

          (viii) ANY OTHER ACT OR FAILURE TO ACT WHICH (A) VARIES THE RISK OF THE GUARANTOR HEREUNDER OR (B), BUT FOR THE PROVISIONS HEREOF, WOULD, AS A MATTER OF STATUTE OR RULE OF LAW OR EQUITY, OPERATE TO REDUCE, LIMIT OR TERMINATE THE OBLIGATIONS OF THE GUARANTOR HEREUNDER OR DISCHARGE THE GUARANTOR FROM ANY THEREOF.

     Guaranteed Party shall have no obligation to take, to collect or to protect any collateral (or other property) or any income thereon, nor to preserve any rights against prior or other parties, and the Guaranteed Party may proceed under this Guaranty immediately upon Borrower's default without resorting to or regard to any action against or with respect to the Borrower, any collateral or any other guaranty or source of payment.

          (b) Settlement of any claim by the Guaranteed Party against the Borrower, whether or not in any proceeding, and whether voluntary or involuntary, shall not reduce the amount due under this Agreement except to the extent (subject to Section 5 hereof) of the amount actually paid by Borrower and legally retained by the Guaranteed Party in connection with the settlement.

          (c) The invalidity, irregularity, or unenforceability of all or any part of the Guaranteed Obligations or any agreement or instrument relating thereto, or the lack of validity, enforceability, perfection, impairment or loss of any Liens granted in connection therewith, whether caused by any action or inaction of the Guaranteed Party, or otherwise, shall not affect, impair, or be a defense to the Guarantor's obligations under this Agreement.

          (d) The obligations of the Guarantor hereunder are joint and several with any other guarantor (if any) of any of the Guaranteed Obligations, and the obligations of the Guarantor hereunder shall not be affected by any event or circumstance with respect to any such other guarantor.

          (e) In addition to, and in no way in limitation or impairment of, the Guarantor's other obligations under this Agreement, the Guarantor hereby covenants to take all actions (or non-action, if applicable) necessary so that the Borrower (and, to the extent applicable, TFCI) performs all obligations under the Credit Agreement relating to the Guarantor or its assets or other properties. As part of this, Guarantor covenants to not permit any Lien (as defined in the Credit Agreement) on the Plainview Real Estate (as defined in the Credit Agreement) and to not sell or otherwise transfer the Plainview Real Estate (or any part thereof).

     4. CERTAIN WAIVERS. The Guarantor waives (to the fullest extent permitted by applicable law): (i) presentment, diligence, protest, demand, notice of demand, notice of acceptance or reliance, notice of the creation of any Guaranteed Obligation in reliance hereon, notice of non-payment, notice of dishonor, notice of protest, and all other notices (except notices, if any, expressly provided for herein), (ii) any requirement that any right, remedy or power first be exercised or any action first be taken against the Borrower, any other guarantor or any collateral for any of the Guaranteed Obligations or for any guaranty prior to the Guaranteed Party exercising its rights, remedies or powers, or taking any other action, with respect to the Guarantor; (iii) any right to defer or modify Guarantor's obligations hereunder by reason of any Act of Insolvency; (iv) notice of disposition of any collateral; (v) any defense based upon, arising out of or in any way related to (a) any claim that any sale or other disposition of any collateral for any of the Guaranteed Obligations was not conducted in a commercially reasonable manner, or that otherwise such sale or disposition was not in compliance with Applicable Law (as defined in the Credit Agreement), or (b) any claim that any election of remedies by the Guaranteed Party, or any other action of Guaranteed Party, impaired, reduced, released or extinguished any rights, including, but not limited to, any rights of subrogation, exoneration, indemnity, reimbursement and contribution, that the Guarantor might otherwise have had against the Borrower or any other guarantor or against any collateral; and (vi) ANY AND ALL OTHER DEFENSES, WHETHER ARISING UNDER ANY STATUTE OR AT LAW OR IN EQUITY, THAT WOULD, BUT FOR THIS CLAUSE (vi), BE AVAILABLE TO THE GUARANTOR AS A DEFENSE AGAINST OR REDUCTION OF ANY

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                                      -5-


OR ALL OF ITS LIABILITIES AND OTHER OBLIGATIONS HEREUNDER INCLUDING WITHOUT LIMITATION ANY DEFENSES OF A SURETY OR IMPAIRMENT OF COLLATERAL.

     5. CONTINUING LIABILITY OF GUARANTOR. If, after receipt of any payment of all or any part of the Guaranteed Obligations, the Guaranteed Party is compelled, required or ordered or agrees, whether for settlement purposes or otherwise, to surrender such payment to any Person for any reason (including, without limitation, a determination that such payment is void or voidable as a preference or fraudulent conveyance, an impermissible setoff, or a diversion of trust funds), then this Agreement shall continue in full force and effect, and the Guarantor shall be fully liable for hereunder, and shall indemnify, defend and hold harmless the Guaranteed Party with respect to, the full amount so surrendered. The provisions of this paragraph shall survive the cancellation, release or other termination of this Agreement or any other agreement or instrument, the release of any collateral or other property and/or any other action which the Guaranteed Party may have taken, whether in reliance upon receipt of such payment or otherwise.

     6. SUBORDINATION OF RIGHTS OF SUBROGATION, ETC. The Guarantor hereby unconditionally subordinates, to the prior and indefeasible payment in full of all Guaranteed Obligations, any rights, claims or remedies that the Guarantor may at any time have against the Borrower (or any other guarantor or other Person liable for any of the Guaranteed Obligations) or any collateral for any of the Guaranteed Obligations, and which rights, claims or remedies arise under or otherwise relate to this Agreement or any other Financing Document and/or arise from or otherwise relate to the payment or other performance hereunder or thereunder including, but not limited to, rights, claims or remedies of subrogation, indemnity, exoneration, participation, reimbursement or contribution and whether any such rights, claims or remedies arise in equity, under contract, by statute, under common law or otherwise, and Guarantor hereby agrees not to assert any such rights, claims or remedies unless and until the Guaranteed Obligations are so paid in full and all credit arrangements between the Borrower and the Guaranteed Party are terminated. In addition, if any such rights, claims or remedies result in the Lender being an "insider" of the Borrower for purposes of the Federal Bankruptcy Code (or other similar law), such rights, claims or remedies are hereby waived.

     7. CREDIT DECISION. The Guarantor has independently, and without reliance on any information supplied by the Guaranteed Party, taken, and will continue to take, whatever steps Guarantor deems necessary to evaluate the financial condition and affairs of the Borrower, and the Guaranteed Party shall have no duty to advise the Guarantor of information at any time known to Guaranteed Party regarding such financial condition or affairs.

     8. CONTINUANCE OF GUARANTY. This is a continuing guaranty and shall remain in full force and effect, and shall be binding upon the Guarantor unless written notice sent by registered or certified mail, addressed to Fleet National Bank, One Landmark Square, Stamford, Connecticut 06901, Attention: Asset-Based Lending, of its revocation as to future Guaranteed Obligations shall actually be received by the Guaranteed Party at least five (5) days prior to the date set for such revocation in such notice. No such revocation shall release the Guarantor, or affect in any manner the Guaranteed Party's rights, remedies or powers under this Agreement, with respect to any Guaranteed Obligation (including without limitation any renewal, modification, substitution, replacement, extension, refunding or other refinancing thereof) arising prior to such date of revocation (and including without limitation, for the avoidance of doubt, any and all reimbursement obligations relating to any letter of credit issued prior to the date of revocation and all loans made prior to such date (both principal and interest (whether such interest accrues before or after such date) and all collection and other costs and expenses (whenever accrued) relating in any way to any such Guaranteed Obligation). The revocation by any other guarantor of his/her/its guaranty shall not revoke or otherwise affect any obligations of the Guarantor hereunder. Guarantor has specifically considered the foregoing termination provisions and agrees they are reasonable.

     9. RIGHTS AND REMEDIES CUMULATIVE AND NOT EXCLUSIVE. All of the Guaranteed Party's rights, remedies and powers hereunder shall be cumulative, and not exclusive, and may be exercised singly or concurrently, and shall be in addition to all other rights, remedies and powers of the Guaranteed Party under Applicable Law (as defined in the Credit Agreement) or under any other agreement, instrument or other document. Guaranteed Party may exercise any or all such rights, remedies or powers at any time(s) in any order which the Guaranteed Party chooses.

     10. EXPENSES. The Guarantor shall pay, or reimburse the Guaranteed Party, on demand, for all of the Guaranteed Party's costs and expenses (including without limitation reasonable fees and disbursements of legal counsel, appraisers, accountants, and other experts, employed or retained by the Guaranteed Party) incurred in connection with protecting, preserving, defending, exercising or enforcing this Agreement or any of the rights, powers or remedies of the Guaranteed Party under this Agreement or in attempting to do any of the foregoing.

     11. NO WAIVERS OF RIGHTS; AMENDMENTS; WHEREAS CLAUSES. The Guaranteed Party shall not by any act (except by a written instrument pursuant to the provisions of this Section set forth below), delay, indulgence, omission or otherwise be deemed to have waived any right, remedy or power hereunder or to have acquiesced in any default or other breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Guaranteed Party, any right, remedy or power shall operate as a waiver thereof. No single or partial exercise of any right, remedy or power hereunder shall preclude any other or further exercise thereof or the exercise of any other right, remedy or power. A waiver by the Guaranteed Party of any right, remedy or power hereunder on any one occasion shall not be construed as, or constituted a bar to, any right, remedy or power which the Guaranteed Party would otherwise have on any future occasion. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed and delivered by the party sought to be charged. The "Whereas" clauses in this Agreement shall form a substantive part of the agreement of the parties and the Lender in entering into the Credit Agreement is relying on the truth and accuracy of same.

     12. GOVERNING LAW; JURISDICTION. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Connecticut without regard to rules pertaining to conflicts of laws thereunder. THE GUARANTOR HEREBY SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN THE STATE OF CONNECTICUT IN CONNECTION WITH ANY ACTION OR PROCEEDING ARISING OUT OF OR OTHERWISE RELATED TO OR OTHERWISE IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT AND WAIVES ANY OBJECTION GUARANTOR MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN

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                                      -7-


INCONVENIENT COURT AND AGREES NOT TO PLEAD SAME. GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF
MAIL), POSTAGE PREPAID, TO THE GUARANTOR AT THE ADDRESS OF THE GUARANTOR SET FORTH IN THE FIRST PARAGRAPH HEREOF OR SUCH OTHER ADDRESS OF WHICH THE GUARANTEED PARTY SHALL HAVE BEEN NOTIFIED PURSUANT TO SECTION 18 BELOW. GUARANTOR AGREES THAT NOTHING CONTAINED HEREIN SHALL EFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE GUARANTEED PARTY (OR ITS SUCCESSORS OR ASSIGNS) TO BRING ANY LEGAL ACTION OR PROCEEDING IN ANY OTHER JURISDICTION.

     13.   COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but both of which together shall constitute one and the same instrument.

     14. BINDING NATURE. This Agreement shall be binding upon the Guarantor and Guarantor's successors, assigns, heirs and representatives and shall inure to the benefit of and be enforceable by the Guaranteed Party, and Guaranteed Party's successors, assigns and representatives. The Guaranteed Party may sell or assign any or all of the Guaranteed Obligations, and any of its rights and obligations under any agreement or instrument, evidencing, governing, securing or otherwise relating thereto, and the transferee shall have the same rights hereunder with respect to the assigned Guaranteed Obligations as had the Guaranteed Party. Any successor to the Guaranteed Party (including without limitation any successor by merger) shall succeed to the full rights of the Guaranteed Party hereunder. The Guarantor may not assign the Guarantor's rights or duties hereunder without the prior written consent of the Lender.

     15. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in such jurisdiction, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     16. INTEGRATION. This Agreement represents the agreement of the Guarantor with respect to the subject matter hereof and supersede all oral negotiations and prior writings with respect to the subject matter hereof, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE GUARANTEED PARTY RELATIVE TO THE SUBJECT MATTER HEREOF THAT ARE NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN.

     17. LIEN; RIGHT OF SET-OFF. Guarantor hereby grants to the Guaranteed Party a lien and right of set-off for all of the Guarantor's liabilities or other obligations to the Guaranteed Party, whether hereunder or otherwise, upon and against all property of the Guarantor which may now be, or may in the future come into, the possession, custody or control of the Guaranteed Party, or be in transit to the Guaranteed Party, including but not limited to deposits (general or special, time or demand, matured or unmatured), credits, securities, instruments, or the proceeds thereof. The Guaranteed Party may at any time (whether or not Guaranteed Party has made demand hereunder) set-off and apply such property or any part thereof to any of the Guarantor's liabilities or other obligations to the Guaranteed Party, whether under this Agreement or otherwise, and whether or not any or all such liabilities or other obligations are matured at the time of such set-off or application, even if effecting such set-off or application results in a loss or reduction of interest or the imposition of a penalty applicable to the early withdrawal of time deposits.

     18. NOTICES. Notices by one party to the other hereunder shall be in writing, and shall be deemed to have been duly given or made when delivered by hand, or one Business Day (as defined in the Credit Agreement) after being sent by overnight mail by Federal Express or other nationally recognized overnight courier service, or four Business Days after being deposited in the mail, first class postage prepaid, in each case addressed to such other party at the address set forth in the first paragraph hereof. Either party may change its address for purposes of this paragraph by written notice to the other party sent in the manner set forth in this Section. Anything contained herein to the contrary, any notices to the Guaranteed Party referred to in Section 8 above are to be sent in accordance with the provisions thereof and shall only be deemed given when actually received.

     19. NO RULE OF STRICT CONSTRUCTION; NUMBER AND GENDER. Guarantor acknowledges that Guarantor and Guarantor's counsel have had an opportunity to review this Agreement and no rule of strict construction shall be used against the Guaranteed Party. Whenever the context so requires, the neuter gender includes the masculine or feminine, and the singular number includes the plural, and vice versa.

     20. INSURANCE COLLATERAL. As security for its obligations hereunder, the Guarantor hereby collaterally assigns to the Guaranteed Party all insurance (including casualty) proceeds with respect to the Plainview Real Estate (or any part thereof). In the event of any casualty or other loss with respect to the Plainview Real Estate (or part thereof), the insurance proceeds shall be dealt with and applied in the same manner as insurance proceeds with respect to Collateral (as defined in the Credit Agreement) are dealt with and applied pursuant to Section 4.3 of the Credit Agreement, the provisions of which Section are hereby incorporated by reference as if fully stated herein (with such conforming changes as shall be necessary, for such incorporation by reference including (i) "Collateral" shall mean the Plainview Real Estate (or applicable portion thereof) and (ii) applicable references to "Borrower" or "TFCI", as the case may be, shall refer to the Guarantor).

     21.  CERTAIN   REPRESENTATIONS  AND  COVENANTS.  IN  ORDER  TO  INDUCE  THE
GUARANTEED PARTY TO MAKE EXTENSIONS OF CREDIT UNDER THE CREDIT AGREEMENT, THE GUARANTOR HEREBY REPRESENTS AND WARRANTS TO THE GUARANTEED PARTY THAT (I) THIS AGREEMENT IS THE LEGAL, VALID AND BINDING OBLIGATION OF THE GUARANTOR, ENFORCEABLE AGAINST THE GUARANTOR IN ACCORDANCE WITH ITS TERMS, (II) THE EXECUTION, DELIVERY AND PERFORMANCE BY THE GUARANTOR OF THIS AGREEMENT HAS BEEN DULY AUTHORIZED BY ALL NECESSARY CORPORATE AND, IF REQUIRED, STOCKHOLDER ACTION,
(III) THE EXECUTION, DELIVERY AND PERFORMANCE BY THE GUARANTOR OF THIS AGREEMENT IS AND WILL BE WITHIN THE GUARANTOR'S POWERS, CORPORATE AND OTHERWISE, AND DOES NOT AND WILL NOT VIOLATE OR BREACH ANY STATUTE, REGULATION, OR OTHER APPLICABLE LAW (AS DEFINED IN THE CREDIT AGREEMENT) OR THE GUARANTOR'S CERTIFICATE OF INCORPORATION OR BY-LAWS.


     22. WAIVER OF TRIAL BY JURY; CHAPTER 903(A) WAIVER; WAIVER OF CONSEQUENTIAL DAMAGES.

     (a) THE GUARANTEED PARTY AND THE GUARANTOR EACH VOLUNTARILY AND KNOWINGLY WAIVE TRIAL BY JURY AND THEIR RESPECTIVE RIGHTS THERETO IN ANY ACTION OR PROCEEDING OF ANY KIND TO WHICH THEY ARE BOTH PARTIES AND THAT IN ANY WAY ARISES UNDER OR OUT OF OR IS OTHERWISE RELATED TO OR OTHERWISE CONNECTED WITH THIS AGREEMENT OR ANY RELATED AGREEMENT OR INSTRUMENT (INCLUDING WITHOUT LIMITATION ANY FINANCING DOCUMENT).

     (b) THE GUARANTOR ACKNOWLEDGES THAT THE TRANSACTION OF WHICH THIS AGREEMENT IS A PART IS A "COMMERCIAL TRANSACTION" WITHIN THE MEANING OF CHAPTER 903A OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, AND THAT ANY MONIES, PROPERTY OR SERVICES WHICH ARE THE SUBJECT OF SUCH TRANSACTION ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES. THE GUARANTOR KNOWINGLY AND VOLUNTARILY WAIVES ANY RIGHT WHICH GUARANTOR MIGHT HAVE TO A NOTICE AND A HEARING UNDER SECTIONS 52-278A TO 52-278G, INCLUSIVE, OF THE CONNECTICUT GENERAL STATUTES, AS AMENDED, OR OTHER APPLICABLE FEDERAL OR STATE LAW, IN THE EVENT THE GUARANTEED PARTY (OR ITS SUCCESSORS OR ASSIGNS) SEEKS ANY PREJUDGMENT REMEDY IN CONNECTION WITH THIS AGREEMENT.

     (c) GUARANTOR HEREBY FURTHER WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT GUARANTOR MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL PROCEEDING ARISING OUT OF, IN CONNECTION WITH OR OTHERWISE RELATED TO THIS AGREEMENT OR ANY OTHER FINANCING DOCUMENT ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.


     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first written above.



WITNESSES:                                           AVEST, INC.

/S/ EDWARD A. WEISS                         By: /S/ IRENE MARCIC
-----------------------                   --------------------------------------
Name:  Edward A. Weiss                      Name:  Irene Marcic
                                            Title:  Vice President


                                                     Fleet National Bank


/S/ EDWARD A. WEISS                         By: /S/ ANTHONY MCKIERNAN
-----------------------                   --------------------------------------
Name: Edward A. Weiss                       Name:    Anthony M. McKiernan
                                            Title:   Assistant Vice-President